UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2016 – SEPTEMBER 30, 2017

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds
September 30, 2017

AMG SouthernSun Small Cap Fund
Class N: SSSFX	| Class I: SSSIX
AMG SouthernSun U.S. Equity Fund
Class N: SSEFX	| Class I: SSEIX	| Class C: SSECX
AMG SouthernSun Global Opportunities Fund
Class N: SSOVX	| Class I: SSOLX

amgfunds.com	093017 AR076

AMG Funds
Annual Report—September 30, 2017

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the

AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The last 12 months was a strong period for equity markets as the health of the global economy improved amid an environment of low volatility and higher returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 18.61% during the fiscal year ended September 30, 2017. Small cap stocks performed even better with a 20.74% return for the small cap Russell 2000® Index.

Following the surprising election results last November, interest rates spiked and pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. Equity market volatility fell to historic lows during the year while major indexes notched record highs. The rally in pro-cyclicals ebbed and flowed at times as investors assessed the Trump administration’s ability to enact pro-growth tax reform and infrastructure spending. Later in the year, elevated geopolitical tensions from saber-rattling in North Korea and devastation from three major hurricanes did not disrupt the equity bull market. In September, the S&P 500 Index marked eight straight quarters of positive returns and has not seen a pullback greater than 5% since the summer of 2016.

In total, all but one sector of the S&P 500 Index was positive during the last 12 months; however, there was significant dispersion in performance across sectors. Financials and information technology stocks led the Index with returns of 36.21% and 28.91%, respectively, while companies within the energy and utilities sectors were the laggards with returns of 0.17% and -0.14%, respectively. International stock performance significantly improved from the prior year with a return of 19.61%, as measured by the MSCI All Country World Index ex-USA. The U.S. Dollar weakened during the year, providing a boost for international investments in USD. Additionally, emerging markets equities outperformed developed markets, as the MSCI Emerging Market Index returned 22.46% for the year, compared with a 19.10% return for the developed market MSCI EAFE Index.

The U.S. bond market produced flat returns for the year, as measured by the 0.07% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. Interest rates spiked following the presidential election leading to price declines for most bonds. Returns improved as interest rates generally fell through the remainder of the year. Overall, the 10-year U.S. Treasury Note rose 84 basis points during the year to end at a yield of 2.33%. The U.S. Federal Reserve (the Fed) continued to normalize interest rates by hiking the Fed funds rate three times and signaled further tightening in the future through benchmark interest rate increases and the gradual reduction of its massive balance sheet. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the period with an 8.88% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended September 30, 2017*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500 Index)	18.61%	10.81%	14.22%

Small Caps	(Russell 2000® Index)	20.74%	12.18%	13.79%

International	(MSCI All Country World Index ex-USA)	19.61%	4.70%	6.97%

Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.07%	2.71%	2.06%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	8.88%	5.83%	6.36%

Tax-exempt	(Bloomberg Barclays U.S. Municipal Bond Index)	0.87%	3.19%	3.01%

Treasury Bills	(BofA Merrill Lynch 6-Month U.S. Treasury Bill)	0.81%	0.53%	0.39%

  *Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2017	Expense Ratio for the Period	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expenses Paid During the Period*
AMG SouthernSun Small Cap Fund

Based on Actual Fund Return

Class N	1.21%	$1,000	$1,094	$6.35

Class I	.96%	$1,000	$1,095	$5.04

Based on Hypothetical 5% Annual Return

Class N	1.21%	$1,000	$1,019	$6.12

Class I	.96%	$1,000	$1,020	$4.86

AMG SouthernSun U.S. Equity Fund

Based on Actual Fund Return

Class N	1.20%	$1,000	$1,048	$6.16

Class I	.95%	$1,000	$1,050	$4.88

Class C	1.95%	$1,000	$1,044	$9.99

Based on Hypothetical 5% Annual Return

Class N	1.20%	$1,000	$1,019	$6.07

Class I	.95%	$1,000	$1,020	$4.81

Class C	1.95%	$1,000	$1,015	$9.85

Six Months Ended September 30, 2017	Expense Ratio for the Period	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expenses Paid During the Period*

AMG SouthernSun Global Opportunities Fund

Based on Actual Fund Return

Class N	1.85%	$1,000	$1,095	$9.72

Class I	1.37%	$1,000	$1,098	$7.20

Based on Hypothetical 5% Annual Return

Class N	1.85%	$1,000	$1,016	$9.35

Class I	1.37%	$1,000	$1,018	$6.93

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

Management assessments of existing and prospective holdings remain a key component of SouthernSun’s investment process. This part of our research extends from the board room to the break room, and we find discussions with plant and operational management revealing and as significant as those in which we engage with senior management of a company. We attempt to determine whether a management team is “rightly fitted” for the current challenges and opportunities facing a company, whether financial, operational or customer-related. Many of our management teams have remained in place for more than ten years, although we certainly see and analyze turnover when it occurs. We continually evaluate the capital allocation decisions that our managers make in acquisitions, share buybacks, debt retirement, dividend increases and capital expenditures. As value-oriented investors, we often find companies trading at attractive cash flow yields that are managing through a turnaround or what we believe is a temporary setback in their business. We value management teams with experience and capabilities in these transitions.

During the last year, we participated in a number of meetings with the management teams of existing and prospective holdings consistent with historical levels, at their headquarters and facilities, at conferences, and in our Memphis office. We believe that the content of these meetings reinforced to us the value of knowing these companies and their leaders over an extended time period. Topics discussed included capital allocation, product development, the competitive landscape, operational initiatives and improvements, and the importance of having the right leadership in place.

We assert that several characteristics distinguish us in the marketplace – including, consistent onsite assessments of operational management, our long-term perspective and the duration of ownership, and the significant stakes that we take in many of our portfolio holdings. We assert that each of these reflects the importance of meeting with management teams on a regular basis and using these meetings to continually inform and enhance our investment theses. Time spent with executive and operational management at our businesses has been a hallmark of our investment process and we look forward to its continued role in our research and to reporting on what it reveals in this forum.

FUND PERFORMANCE

Over the trailing twelve-month period ending September 30, 2017, much of our outperformance was driven by our stock selection within the producer durables and consumer staples sectors led by our positions in The Brink’s Company (BCO) and Sanderson Farms, Inc. (SAFM), respectively. BCO, a global provider of logistics and security services for the transport of cash and other valuables, was the leading contributor to performance on a relative basis in the period. The company’s customers include banks and other financial institutions, retailers, jewelers and government agencies. In 2016, BCO derived approximately 75% of its revenue outside of the U.S. with France, Mexico and Brazil generating substantial revenue. Competitors include G4S plc, Loomis AB and Prosegur. Recent challenges include slow organic growth, foreign exchange movements and competitive pressure in the form of personnel deployment, operational efficiencies and capital allocation. In our view, the company is in the midst of a turnaround. BCO replaced its management team in 2016 and we have met with the new executives to discuss their strategy. We believe that the new leadership is taking decisive actions - including assigning senior executives to oversee turnarounds in specific global regions, rebuilding the salesforce and calling on major customers, and identifying global margin improvement opportunities. We maintain conviction in this holding and will continue to assess new management and monitor the progress of these turnaround initiatives going forward.

Our stock selection in the health care and energy sectors led by our positions in Envision Health Care Corp. (EVHC) and Newfield Exploration Company, (NFX), respectively, offset some of our outperformance in the period. EVHC, a leader in the consolidation of ambulatory surgical centers (ASG) and physician practice services (PPS), was the leading detractor from performance on a relative basis in the period. The company was formed from the 2016 merger of EVHC and AmSurg Corp. Its specialties include ophthalmology and orthopedics in its ASC division and radiology, anesthesiology, and emergency medicine in the PPS division. The company has a history of acquisitions in both the PPS and ASC spaces and has identified PPS as an area with future consolidation opportunities. EVHC believes that the PPS model provides hospitals the ability to outsource a significant cost center so that they can focus their attention on profit centers and physicians the ability to focus on providing medical care and not managing the business elements of their practices. We believe that the company has scale, and a technology backbone which provides streamlined back office management, robust billing and collections capabilities, and enables efficient integration of acquisitions. We met with management during the period and discussed the continued integration of the new company, specifically regarding synergies and corporate culture. The discussion also focused on the balance sheet and EVHC’s views on capital allocation. We continue to believe that this is a less cyclical business, with potential to better demonstrate its value proposition to the broader investment community once the moving parts surrounding the merger settle down.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2017, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Small Cap Fund’s Class N shares (formerly Investor Class) on September 30, 2007 to a $10,000 investment made in the Russell 2000® Index and MSCI Small Cap USA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Small Cap Fund and the Russell 2000® Index for the same time periods ended September 30, 2017.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG SouthernSun Small Cap Fund[2,3,4,5,6,7]

Class N8	21.88%	11.37%	9.42%	11.16%	10/01/03

Class I8	22.19%	11.65%	—	15.69%	09/30/09

Russell 2000® Index[9]	20.74%	13.79%	7.85%	9.55%	10/01/03	†

MSCI Small Cap USA Index[10]	19.08%	14.00%	8.61%	9.98%	10/01/03	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2017. All returns are in U.S. dollars ($).

[2]	AMG SouthernSun Small Cap Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun Small Cap Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[5]	The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[9]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

[10]	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the U.S. equity market.

The Russell 2000® Index is a trademark of the London Stock Exchange Group companies.

All MSCI data is provided ‘as is. ’The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG SouthernSun Small Cap Fund
Fund Snapshots (unaudited) September 30, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	37.6

Consumer Discretionary	18.1

Health Care	13.3

Consumer Staples	10.8

Information Technology	9.0

Energy	4.7

Other Assets Less Liabilities	6.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

Darling Ingredients, Inc.	6.2

The Brink’s Co.	5.5

Clean Harbors, Inc.	5.3

Diebold Nixdorf, Inc.	5.1

Federal Signal Corp.	5.0

Polaris Industries, Inc.	4.9

Trinity Industries, Inc.	4.9

The Timken Co.	4.9

Newfield Exploration Co.	4.8

Hill-Rom Holdings, Inc.	4.7

Top Ten as a Group	51.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments
September 30, 2017

	Shares	Value
Common Stocks - 93.5%

Consumer Discretionary - 18.1%

Murphy USA, Inc. *	244,990	$16,904,310

Polaris Industries, Inc. [1]	170,600	17,849,878

Tenneco, Inc.	253,671	15,390,219

Thor Industries, Inc.	120,270	15,143,196

Total Consumer Discretionary		65,287,603

Consumer Staples - 10.8%

Darling Ingredients, Inc. *	1,269,612	22,243,602

Sanderson Farms, Inc.	102,357	16,532,703

Total Consumer Staples		38,776,305

Energy - 4.7%

Newfield Exploration Co. *	575,623	17,078,734

Health Care - 13.3%

Centene Corp. *	164,988	15,965,889

Envision Healthcare Corp. *	332,026	14,924,569

Hill-Rom Holdings, Inc.	229,430	16,977,820

Total Health Care		47,868,278

Industrials - 37.6%

Actuant Corp., Class A	612,303	15,674,957

Aegion Corp. *	157,657	3,670,255

AGCO Corp.	197,167	14,545,010

The Brink’s Co.	236,261	19,904,989

Clean Harbors, Inc. *	336,789	19,095,936

Dycom Industries, Inc. *	42,619	3,660,120

Federal Signal Corp.	850,825	18,105,556

Nordson Corp.	49,573	5,874,401

The Timken Co.	361,333	17,542,717

Trinity Industries, Inc.	550,547	17,562,449

Total Industrials		135,636,390

Information Technology - 9.0%

Broadridge Financial Solutions, Inc.	173,017	13,983,234

Diebold Nixdorf, Inc. [1]	809,159	18,489,283

Total Information Technology		32,472,517

Total Common Stocks (Cost $256,172,135)		337,119,827

	Principal Amount	Value

Short-Term Investments - 11.5%

Repurchase Agreements - 4.4%[2]

Citigroup Global Markets, Inc., dated 09/29/17,due 10/02/17, 1.080% total to be received $3,714,728 (collateralized by various U.S. Government Agency Obligations, 1.898% - 9.000%, 12/01/17 - 06/01/51, totaling $3,788,682)	$3,714,394	$3,714,394

Daiwa Capital Markets America, dated 09/29/17,due 10/02/17, 1.070% total to be received $3,714,725 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 10/12/17 - 12/01/51, totaling $3,788,682)	3,714,394	3,714,394

Nomura Securities International, Inc., dated 09/29/17, due 10/02/17, 1.080% total to be received $3,714,728 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/15/17 - 08/20/67, totaling $3,788,682)	3,714,394	3,714,394

Royal Bank of Scotland PLC, dated 09/29/17, due 10/02/17, 1.050% total to be received $1,604,840 (collateralized by various U.S. Government Agency Obligations, 0.488% - 3.500%, 10/31/17 - 11/15/42, totaling $1,636,799)	1,604,700	1,604,700

State of Wisconsin Investment Board, dated 09/29/17,due 10/02/17, 1.200% total to be received $2,891,208 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $2,954,035)	2,890,919	2,890,919

Total Repurchase Agreements		15,638,801

	Shares

Other Investment Companies - 7.1%

Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 0.98%[3]	25,683,017	25,683,017

Total Short-Term Investments (Cost $41,321,818)		41,321,818

Total Investments -105.0% (Cost $297,493,953)		378,441,645

Other Assets, less Liabilities - (5.0)%		(18,136,987)

Net Assets - 100.0%		$360,304,658

*	Non-income producing security.

[1]	Some or all of these securities, amounting to $15,185,679 or 4.2% of net assets, were out on loan to various brokers.

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the September 30, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
7

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2017:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$337,119,827	—	—	$337,119,827

Short-Term Investments

Repurchase Agreements	—	$15,638,801	—	15,638,801

Other Investment Companies	25,683,017	—	—	25,683,017

Total Investments in Securities	$362,802,844	$15,638,801	—	$378,441,645

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
8

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

Management assessments of existing and prospective holdings remain a key component of SouthernSun’s investment process. This part of our research extends from the board room to the break room, and we find discussions with plant and operational management revealing and as significant as those in which we engage with senior management of a company. We attempt to determine whether a management team is “rightly fitted” for the current challenges and opportunities facing a company, whether financial, operational or customer-related. Many of our management teams have remained in place for more than ten years, although we certainly see and analyze turnover when it occurs. We continually evaluate the capital allocation decisions that our managers make in acquisitions, share buybacks, debt retirement, dividend increases and capital expenditures. As value-oriented investors, we often find companies trading at attractive cash flow yields that are managing through a turnaround or what we believe is a temporary setback in their business. We value management teams with experience and capabilities in these transitions.

During the last year, we participated in a number of meetings with the management teams of existing and prospective holdings consistent with historical levels, at their headquarters and facilities, at conferences, and in our Memphis office. We believe that the content of these meetings reinforced to us the value of knowing these companies and their leaders over an extended time period. Topics discussed included capital allocation, product development, the competitive landscape, operational initiatives and improvements, and the importance of having the right leadership in place.

We assert that several characteristics distinguish us in the marketplace – including, consistent onsite assessments of operational management, our long-term perspective and the duration of ownership, and the significant stakes that we take in many of our portfolio holdings. We assert that each of these reflects the importance of meeting with management teams on a regular basis and using these meetings to continually inform and enhance our investment theses. Time spent with executive and operational management at our businesses has been a hallmark of our investment process and we look forward to its continued role in our research and to reporting on what it reveals in this forum.

FUND PERFORMANCE

Over the trailing twelve-month period ending September 30, 2017, much of our underperformance was driven by our stock selection within the health care and energy sectors led by our positions in Envision Healthcare Corp. (EVHC) and Newfield Exploration Company (NFX), respectively. Our cash position also provided a drag to performance. EVHC, a leader in the consolidation of ambulatory surgical centers (ASG) and physician practice services (PPS), was the leading detractor from performance on a relative basis in the period. The company was formed from the 2016 merger of EVHC and AmSurg Corp. Its specialties include ophthalmology and orthopedics in its ASC division and radiology, anesthesiology, and emergency medicine in the PPS division. The company has a history of acquisitions in both the PPS and ASC spaces and has identified PPS as an area with future consolidation opportunities. EVHC believes that the PPS model provides hospitals the ability to outsource a significant cost center so that they can focus their attention on profit centers and their physician’s ability to focus on providing medical care and not managing the business elements of their practices. We believe that the company has scale, and a technology backbone which provides streamlined back office management, robust billing and collections capabilities, and enables efficient integration of acquisitions. We met with management during the period and discussed the continued integration of the new company, specifically regarding synergies and corporate culture. The discussion also focused on the balance sheet and EVHC’s views on capital allocation. We continue to believe that this is a less cyclical business, with the potential to better demonstrate its value proposition to the broader investment community once the moving parts surrounding the merger settle down.

Our stock selection in the consumer discretionary and materials and processing sectors led by our positions in Thor Industries, Inc. (THO) and The

Timken Company (TKR), respectively, offset some of the underperformance in the period. Centene Corp. (CNC), a multi-line managed care organization providing Medicaid and other related services through government subsidized programs, was the leading contributor to performance on a relative basis in the period. CNC closed its acquisition of HealthNet in 2016 and the stock responded positively. We contend that the company continued to generate consistent levels of discretionary cash flow during the last year and that the stock is valued attractively versus those cash flows. We believe that the HealthNet acquisition provided CNC entry to the large and potentially lucrative California market and adds to its competencies in non-Medicaid programs, where existing customers have expressed further interest in its capabilities. Additionally, we assert that CNC’s investments in people and technology have contributed positively to its growth and the execution of its strategy. We believe that the headline risk surrounding the Affordable Care Act (A.C.A.) provided a short-term headwind to the stock price. Our analysis indicates that approximately 10% - 15% of CNC’s revenue is tied to the A.C.A., whose repeal and replacement failed in the U.S. Congress earlier this year. During the period, the company announced the acquisition of Fidelis Care. We believe that this deal is attractive because it is accretive to earnings from the outset, it adds to the company’s scale and provides it entry to New York State, the country’s second leading Medicaid market. We contend that CNC continues to capitalize on existing opportunities in Medicaid and Medicare management for state governments while exploring relationship extensions in areas such as the delivery of health care solutions to corrections facilities. We believe that CNC has strong prospects for growth over the long term and that it provides affordable solutions of high quality to its customers in the health care sector.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

9

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun U.S. Equity Fund’s Class I shares (formerly Institutional Class) on April 10, 2012 to a $10,000 investment made in the Russell 2500® Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun U.S. Equity Fund, the Russell 2500® Index and Russell Midcap® Index for the same time periods ended September 30, 2017.

Average Annual Total Returns [1]	One Year	Five Years	Since Inception	Inception Date

AMG SouthernSun U.S. Equity Fund[2,3,4,5,6,7,8,9]
Class N10	11.71%	10.70%	9.91%	04/10/12

Class I10	12.02%	10.96%	10.19%	04/10/12

Class C10	10.90%	9.86%	9.13%	04/10/12

Russell 2500® Index[11]	17.79%	13.86%	13.87%	04/10/12	†

Russell Midcap® Index[12]	15.32%	14.26%	14.02%	04/10/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2017. All returns are in U.S. dollars ($).

[2]	AMG SouthernSun U.S Equity Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun U.S. Equity Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[5]	The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[10]	The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

[11]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000®

10

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (continued)

Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

11

AMG SouthernSun U.S. Equity Fund
Fund Snapshots (unaudited)
September 30, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	29.7

Consumer Discretionary	20.6

Information Technology	16.3

Health Care	10.0

Consumer Staples	6.2

Energy	5.0

Utilities	4.8

Materials	2.9

Other Assets Less Liabilities	4.5

TOP TEN HOLDINGS

Security Name	%of Net Assets
Darling Ingredients, Inc.	6.2

Centene Corp.	5.7
Clean Harbors, Inc.	5.5

Hanesbrands, Inc.	5.2
Polaris Industries, Inc.	5.2

The Timken Co.	5.2
Trinity Industries, Inc.	5.1

The Western Union Co.	5.1
Newfield Exploration Co.	5.0

OGE Energy Corp.	4.8

Top Ten as a Group	53.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments
September 30, 2017

	Shares	Value
Common Stocks - 95.5%

Consumer Discretionary - 20.6%

Extended Stay America, Inc.	514,049	$10,280,980

Hanesbrands, Inc. [1]	1,782,318	43,916,315

Murphy USA, Inc. *	573,641	39,581,229

Polaris Industries, Inc. [1]	415,158	43,437,982

Thor Industries, Inc.	281,525	35,446,813

Total Consumer Discretionary		172,663,319

Consumer Staples - 6.2%

Darling Ingredients, Inc. *	2,944,752	51,592,055

Energy - 5.0%

Newfield Exploration Co. *	1,400,381	41,549,304

Health Care - 10.0%

Centene Corp. *	497,438	48,137,075

Envision Healthcare Corp. *	803,071	36,098,042

Total Health Care		84,235,117

Industrials - 29.7%

AGCO Corp.	480,248	35,427,895

Clean Harbors, Inc. *	811,648	46,020,442

Dycom Industries, Inc. *	99,759	8,567,303

Flowserve Corp. [1]	824,171	35,101,443

IDEX Corp.	309,445	37,588,284

The Timken Co.	891,696	43,291,841

Trinity Industries, Inc.	1,340,186	42,751,933

Total Industrials		248,749,141

Information Technology - 16.3%

Broadridge Financial Solutions, Inc.	442,423	35,756,627

Diebold Nixdorf, Inc. [1]	1,144,998	26,163,204

Knowles Corp. *	2,099,033	32,052,234

The Western Union Co.	2,220,214	42,628,109

Total Information Technology		136,600,174

Materials - 2.9%

WestRock Co.	426,530	24,197,019

Utilities - 4.8%

OGE Energy Corp.	1,114,574	40,158,101

Total Common Stocks (Cost $708,228,994)		799,744,230

	Principal Amount	Value
Short-Term Investments - 14.9%

Repurchase Agreements - 9.6%[2]

Citigroup Global Markets, Inc., dated 09/29/17, due 10/02/17, 1.080% total to be received $19,120,448 (collateralized by various U.S. Government Agency Obligations, 1.898% - 9.000%, 12/01/17 - 06/01/51, totaling $19,501,101)	$19,118,727	$19,118,727

Daiwa Capital Markets America, dated 09/29/17, due 10/02/17, 1.070% total to be received $19,120,432 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 10/12/17 - 12/01/51, totaling $19,501,102)	19,118,727	19,118,727

Nomura Securities International, Inc., dated 09/29/17, due 10/02/17, 1.080% total to be received $19,120,448 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/15/17 - 08/20/67, totaling $19,501,103)	19,118,727	19,118,727

Royal Bank of Scotland PLC, dated 09/29/17, due 10/02/17, 1.050% total to be received $8,260,690 (collateralized by various U.S. Government Agency Obligations, 0.488% - 3.500%, 10/31/17 - 11/15/42, totaling $8,425,191)	8,259,967	8,259,967

State of Wisconsin Investment Board, dated 09/29/17,due 10/02/17, 1.200% total to be received $14,882,831 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $15,206,239)	14,881,343	14,881,343

Total Repurchase Agreements		80,497,491

	Shares

Other Investment Companies - 5.3%

Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 0.98%[3]	43,956,948	43,956,948

Total Short-Term Investments (Cost $124,454,439)		124,454,439

Total Investments - 110.4% (Cost $832,683,433)		924,198,669

Other Assets, less Liabilities - (10.4)%		(87,158,899)

Net Assets - 100.0%		$837,039,770

*	Non-income producing security.

[1]	Some or all of these securities, amounting to $78,907,563 or 9.4% of net assets, were out on loan to various brokers.

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the September 30, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
13

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2017:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$799,744,230	—	—	$799,744,230

Short-Term Investments

Repurchase Agreements	—	$80,497,491	—	80,497,491

Other Investment Companies	43,956,948	—	—	43,956,948

Total Investments in Securities	$843,701,178	$80,497,491	—	$924,198,669

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
14

AMG SouthernSun Global Opportunities Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

Management assessments of existing and prospective holdings remain a key component of SouthernSun’s investment process. This part of our research extends from the board room to the break room, and we find discussions with plant and operational management revealing and as significant as those in which we engage with senior management of a company. We attempt to determine whether a management team is “rightly fitted” for the current challenges and opportunities facing a company, whether financial, operational or customer-related. Many of our management teams have remained in place for more than ten years, although we certainly see and analyze turnover when it occurs. We continually evaluate the capital allocation decisions that our managers make in acquisitions, share buybacks, debt retirement, dividend increases and capital expenditures. As value-oriented investors, we often find companies trading at attractive cash flow yields that are managing through a turnaround or what we believe is a temporary setback in their business. We value management teams with experience and capabilities in these transitions.

During the last year, we participated in a number of meetings with the management teams of existing and prospective holdings consistent with historical levels, at their headquarters and facilities, at conferences, and in our Memphis office. We believe that the content of these meetings reinforced to us the value of knowing these companies and their leaders over an extended time period. Topics discussed included capital allocation, product development, the competitive landscape, operational initiatives and improvements, and the importance of having the right leadership in place.

We assert that several characteristics distinguish us in the marketplace – including, consistent onsite assessments of operational management, our long-term perspective and the duration of ownership, and the significant stakes that we take in many of our portfolio holdings. We assert that each of these reflects the importance of meeting with management teams on a regular basis and using these meetings to continually inform and enhance our investment theses. Time spent with executive and operational management at our businesses has been a hallmark of our investment process and we look forward to its continued role in our research and to reporting on what it reveals in this forum.

FUND PERFORMANCE

Over the trailing twelve-month period ending September 30, 2017, the Fund had positive contributions from stock selection within the industrials and health care sectors led by our positions in AGCO Corp. (AGCO) and Centene Corp. (CNC), respectively. The Brink’s Company (BCO), a global provider of logistics and security services for the transport of cash and other valuables, was the leading contributor to performance on a relative basis in the period. The company’s customers include banks and other financial institutions, retailers, jewelers and government agencies. In 2016, BCO derived approximately 75% of its revenue outside of the U.S. with France, Mexico and Brazil generating substantial revenue. Competitors include G4S plc, Loomis AB and Prosegur. Recent challenges include slow organic growth, foreign exchange movements and competitive pressure in the form of personnel deployment, operational efficiencies and capital allocation. In our view, the company is in the midst of a turnaround. BCO replaced its management team in 2016 and we have met with the new executives to discuss their strategy. We believe that the new leadership is taking decisive actions -including assigning senior executives to oversee turnarounds in specific global regions, rebuilding the salesforce and calling on major customers, and identifying global margin improvement opportunities. We maintain conviction in this holding and will continue to assess new management and monitor the progress of these turnaround initiatives going forward.

Our stock selection in the information technology sector led by Western Union Company (WU) along with our slight underweight to the financials’ sector offset some of the outperformance in the period. Our cash position also provided a drag to performance in the period. Newfield Exploration Company (NFX) was the leading detractor from performance on a relative basis in the period. NFX is an independent energy company engaged in the exploration and production of oil and gas mainly in the U.S., but also in the South China Sea. NFX’s drilling is focused in the U.S., specifically in the geologically favorable STACK and SCOOP plays of the Anadarko Basin in the Mid-Continent region. We believe that the company is disciplined in its capital allocation and generally does not grow production unless that incremental growth clears certain financial hurdles. NFX consolidated some of its U.S. operations, recently, and we believe that it maintains a conservatively leveraged balance sheet. We believe that it has a multi-year supply of drilling locations in the Anadarko Basin that should enable its continued growth. In our view, management’s track record of selling non-core assets and shifting capital to higher return projects will continue to create value. We believe that recent internal investments combined with asset sales and the purchase of additional STACK acreage have strengthened NFX’s balance sheet and continued its capital allocation rotation into assets with a higher return profile. The stock traded down during the period following a decrease in global oil prices and what we believe is the broader investment community’s interest in the Permian Basin, where the company does not have a position. We remain pleased with NFX’s production profile, balance sheet and capital allocation decisions.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2017, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Global Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Global Opportunities Fund’s Class I shares (formerly Institutional Class) on July 11, 2016 (commencement of operations) to a $10,000 investment made in the MSCI ACWI Index and MSCI ACWI SMID Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

15

AMG SouthernSun Global Opportunities Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG SouthernSun Global Opportunities Fund, the MSCI ACWI Index and the MSCI ACWI SMID Cap Index for the same time periods ended September 30, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG SouthernSun Global Opportunities Fund[2,3,4,5,6,7,8,9,10,11]
Class N12	18.33%	13.07%	07/11/16

Class I12	18.74%	13.39%	07/11/16
MSCI ACWI Index[13]	18.65%	18.63%	07/11/16	†

MSCI ACWI SMID Cap Index[14]	18.01%	18.98%	07/11/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2017. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]	The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[9]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[10]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[11]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[12]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[13]	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 23 developed and 24 emerging market country indices. The developed market country indices included are:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the
United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[14]	The MSCI ACWI SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,

16

AMG SouthernSun Global Opportunities Fund
Portfolio Manager’s Comments (continued)

Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South

Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

17

AMG SouthernSun Global Opportunities Fund
Fund Snapshots (unaudited)
September 30, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	28.5
Consumer Discretionary	18.2

Consumer Staples	11.1

Financials	10.0

Information Technology	7.3

Health Care	5.8

Energy	5.0

Other Assets Less Liabilities	14.1

TOP TEN HOLDINGS

Security Name	% of Net Assets

Darling Ingredients, Inc.	6.2

Centene Corp.	5.8

The Brink’s Co.	5.4

Clean Harbors, Inc.	5.3

SKF AB, Class B	5.1

Polaris Industries, Inc.	5.1

The Western Union Co.	5.1

Newfield Exploration Co.	5.0

Bakkafrost P/F	4.9

De’ Longhi S.p.A.	4.6

Top Ten as a Group	52.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

AMG SouthernSun Global Opportunities Fund
Schedule of Portfolio Investments
September 30, 2017

	Shares	Value
Common Stocks - 85.9%

Consumer Discretionary - 18.2%

De’ Longhi S.p.A. (Italy)	4,268	$137,487

Extended Stay America, Inc. (United States)	1,626	32,520

Pendragon PLC (United Kingdom)	217,391	93,217

Polaris Industries, Inc. (United States)[1]	1,430	149,621

Tenneco, Inc. (United States)	2,077	126,011

Total Consumer Discretionary		538,856

Consumer Staples - 11.1%

Bakkafrost P/F (Faroe Islands)	3,128	143,705

Darling Ingredients, Inc. (United States)*	10,426	182,663

Total Consumer Staples		326,368

Energy - 5.0%

Newfield Exploration Co. (United States)*	5,004	148,469

Financials - 10.0%

American Express Co. (United States)	1,048	94,802

Bangkok Bank PCL (Thailand)	19,618	114,882

Discover Financial Services (United States)	1,336	86,145

Total Financials		295,829

Health Care - 5.8%

Centene Corp. (United States)*	1,775	171,767

Industrials - 28.5%

AGCO Corp. (United States)	1,554	114,638

Brenntag AG (Germany)	1,054	58,756

The Brink’s Co. (United States)	1,899	159,991

Bunzl PLC (United Kingdom)	3,409	103,563

Clean Harbors, Inc. (United States)*	2,773	157,229

Localiza Rent a Car, S.A. (Brazil)	5,310	96,974

SKF AB, Class B (Sweden)	6,924	151,168

Total Industrials		842,319

Information Technology - 7.3%

Spectris PLC (United Kingdom)	2,068	66,812

	Shares	Value

The Western Union Co. (United States)	7,764	$149,069

Total Information Technology		215,881

Total Common Stocks (Cost $2,149,337)		2,539,489

	Principal Amount

Short-Term Investments - 24.8%

Repurchase Agreements - 0.8%[2]

Citibank N.A., dated 09/29/17, due 10/02/17, 1.060% total to be received $24,127 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 10/05/17 - 05/15/46, totaling $24,608)	$24,125	24,125

	Shares

Other Investment Companies - 24.0%

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.92%[3,4]	658,727	658,727

Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 0.98%[3]	48,732	48,732

Total Other Investment Companies (Cost $707,459)		707,459

Total Short-Term Investments (Cost $731,584)		731,584

Total Investments - 110.7% (Cost $2,880,921)		3,271,073

Other Assets, less Liabilities - (10.7)%		(316,663)

Net Assets - 100.0%		$2,954,410

*	Non-income producing security.

[1]	Some or all of these securities, amounting to $23,646 or 0.8% of net assets, were out on loan to various brokers.

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the September 30, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	A copy of the Dreyfus Government Cash Management Fund’s annual report to shareholders may be obtained without charge on the SEC’s website.

The accompanying notes are an integral part of these financial statements.
19

AMG SouthernSun Global Opportunities Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2017:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$528,832	$313,487	—	$842,319

Consumer Discretionary	401,369	137,487	—	538,856

Consumer Staples	326,368	—	—	326,368

Financials	180,947	114,882	—	295,829

Information Technology	149,069	66,812	—	215,881

Health Care	171,767	—	—	171,767

Energy	148,469	—	—	148,469

Short-Term Investments

Repurchase Agreements	—	24,125	—	24,125

Other Investment Companies	707,459	—	—	707,459

Total Investment in Securities	$2,614,280	$656,793	—	$3,271,073

As of September 30, 2017, the Fund had transfers between level 1 and level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1	Transfer into Level 2	Transfer out of Level 2[1]

Assets:

Common Stocks	$69,613	—	—	$(69,613)

[1]	An external pricing service is used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

Country	Percent †

Brazil	3.8%

Faroe Islands	5.7%

Germany	2.3%

Italy	5.4%

Sweden	6.0%

Thailand	4.5%

United Kingdom	10.4%

United States	61.9%

100.0%

†	As a percentage of total long-term investments as of September 30, 2017.

The accompanying notes are an integral part of these financial statements.
20

Statement of Assets and Liabilities
September 30, 2017

	AMG SouthernSun Small Cap Fund#	AMG SouthernSun U.S. Equity Fund#	AMG SouthernSun Global Opportunities Fund#

Assets:

Investments at value* (including securities on loan valued at $15,185,679, $78,907,563, and $23,646, respectively)	$378,441,645	$924,198,669	$3,271,073

Receivable for investments sold	871,583	—	—

Dividend, interest and other receivables	125,128	410,239	2,321

Receivable for Fund shares sold	54,975	2,574,439	—

Receivable from affiliate	—	—	3,968

Prepaid expenses	18,676	30,735	13,767

Total assets	379,512,007	927,214,082	3,291,129

Liabilities:

Payable upon return of securities loaned	15,638,801	80,497,491	24,125

Payable for investments purchased	3,024,649	7,890,996	278,246

Payable for Fund shares repurchased	195,063	1,022,757	—

Accrued expenses:

Investment advisory and management fees	215,190	512,857	1,883

Administrative fees	43,038	102,571	314

Distribution fees	22,171	35,338	7

Professional fees	38,504	50,478	29,136

Trustee fees and expenses	3,698	8,961	26

Shareholder service fees	—	—	506

Other	26,235	52,863	2,476

Total liabilities	19,207,349	90,174,312	336,719

Net Assets	$360,304,658	$837,039,770	$2,954,410

* Investments at cost	$297,493,953	$832,683,433	$2,880,921

The accompanying notes are an integral part of these financial statements.
21

Statement of Assets and Liabilities (continued)

	AMG SouthernSun Small Cap Fund#	AMG SouthernSun U.S. Equity Fund#	AMG SouthernSun Global Opportunities Fund#

Net Assets Represent:

Paid-in capital	$304,292,880	$792,634,472	$2,554,902

Undistributed (distribution in excess of) net investment income	(150,471)	1,443,860	61

Accumulated net realized gain (loss) from investments	(24,785,443)	(48,553,798)	9,468

Net unrealized appreciation of investments	80,947,692	91,515,236	389,979

Net Assets	$360,304,658	$837,039,770	$2,954,410

Class N:

Net Assets	$110,091,871	$31,037,699	$33,633

Shares outstanding	4,269,247	2,203,108	2,894

Net asset value, offering and redemption price per share	$25.79	$14.09	$11.62

Class I:

Net Assets	$250,212,787	$770,603,252	$2,920,777

Shares outstanding	9,565,660	54,514,206	250,382

Net asset value, offering and redemption price per share	$26.16	$14.14	$11.67

Class C:

Net Assets	—	$35,398,819	—

Shares outstanding	—	2,597,073	—

Net asset value, offering and redemption price per share	—	$13.63	—

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
22

Statements of Operations
For the fiscal year ended September 30, 2017

	AMG SouthernSun Small Cap Fund#	AMG SouthernSun U.S. Equity Fund#	AMG SouthernSun Global Opportunities Fund#

Investment Income:

Dividend income	$3,283,533	$9,948,786	$36,433

Securities lending income	186,064	473,714	1,097

Interest income	661	8,752	—

Foreign withholding tax	(9,838)	(22,468)	(4,115)

Total investment income	3,460,420	10,408,784	33,415

Expenses:

Investment advisory and management fees	2,542,934	6,125,453	20,720

Administrative fees	508,587	1,225,091	3,453

Distribution fees - Class N	310,713	104,007	84

Distribution fees - Class C	—	386,291	—

Shareholder servicing fees - Class N	—	—	50

Shareholder servicing fees - Class I	—	—	811

Professional fees	56,489	93,549	29,252

Registration fees	50,521	82,913	20,486

Transfer agent fees	17,665	48,817	329

Custodian fees	20,520	47,362	5,232

Reports to shareholders	21,075	47,205	11,247

Amortization of offering costs	—	—	84,086

Trustee fees and expenses	25,619	59,331	113

Miscellaneous	14,114	28,768	912

Total expenses before offsets	3,568,237	8,248,787	176,775

Expense reimbursements	—	—	(145,901)

Expense reductions	(4,015)	(10,023)	—

Net expenses	3,564,222	8,238,764	30,874

Net investment income (loss)	(103,802)	2,170,020	2,541

Net Realized and Unrealized Gain:

Net realized gain (loss) on investments	23,308,871	(16,274,179)	9,468

Net realized loss on foreign currency transactions	—	—	(2,796)

Net change in unrealized appreciation/depreciation of investments	44,347,243	104,416,866	412,393

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	(173)

Net realized and unrealized gain	67,656,114	88,142,687	418,892

Net increase in net assets resulting from operations	$67,552,312	$90,312,707	$421,433

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.
23

Statements of Changes in Net Assets
For the fiscal years ended September 30,

	AMG SouthernSun Small Cap Fund		AMG SouthernSun U.S. Equity Fund		AMG SouthernSun Global Opportunities Fund*

	2017#	2016	2017#	2016	2017#	2016

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$(103,802)	$582,339	$2,170,020	$3,112,948	$2,541	$(1,407)

Net realized gain (loss) on investments and foreign currency transactions	23,308,871	(47,893,166)	(16,274,179)	(31,620,897)	6,672	(975)

Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	44,347,243	90,380,321	104,416,866	112,256,864	412,220	(22,241)

Net increase (decrease) in net assets resulting from operations	67,552,312	43,069,494	90,312,707	83,748,915	421,433	(24,623)

Distributions to Shareholders:

From net investment income:

Class N	—	(198,482)	(62,710)	(93,018)	—	—

Class I	(467,281)	(991,025)	(2,695,682)	(4,160,029)	—	—

Class C	—	—	—	—	—	—

From net realized gain on investments:

Class N	—	(18,592,749)	—	(1,842,749)	—	—

Class I	—	(22,361,716)	—	(26,544,165)	—	—

Class C	—	—	—	(1,556,121)	—	—

Total distributions to shareholders	(467,281)	(42,143,972)	(2,758,392)	(34,196,082)	—	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(56,746,618)	(126,072,735)	(12,977,903)	(91,283,165)	1,189,161	1,368,439

Total increase (decrease) in net assets	10,338,413	(125,147,213)	74,576,412	(41,730,332)	1,610,594	1,343,816

Net Assets:

Beginning of year	349,966,245	475,113,458	762,463,358	804,193,690	1,343,816	—

End of year	$360,304,658	$349,966,245	$837,039,770	$762,463,358	$2,954,410	$1,343,816

End of year undistributed (distribution in excess of) net investment income (loss)	$(150,471)	$420,612	$1,443,860	$2,032,232	$61	—

*	Commencement of operations was July 12, 2016.
#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
24

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class N	2017#	2016	2015	2014[1]	2013[2]

Net Asset Value, Beginning of Year	$21.16	$21.09	$28.23	$29.46	$21.64

Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	(0.04)	0.00 [5,6]	0.01	(0.05)[7]	0.00 [5]

Net realized and unrealized gain (loss) on investments	4.67	2.42	(5.01)	2.56	8.70

Total income (loss) from investment operations	4.63	2.42	(5.00)	2.51	8.70

Less Distributions to Shareholders from:

Net investment income	—	(0.02)	—	—	(0.10)

Net realized gain on investments	—	(2.33)	(2.14)	(3.74)	(0.78)

Total distributions to shareholders	—	(2.35)	(2.14)	(3.74)	(0.88)

Net Asset Value, End of Year	$25.79	$21.16	$21.09	$28.23	$29.46

Total Return[4]	21.88%	12.97%	(18.94)%	8.53%	41.42%

Ratio of net expenses to average net assets[8]	1.21%	1.20%	1.19%	1.20%	1.22%

Ratio of gross expenses to average net assets[9]	1.21%	1.21%	1.20%	1.20%	1.22%

Ratio of net investment income (loss) to average to net assets[4]	(0.19)%	0.01%	0.04%	(0.16)%	0.01%

Portfolio turnover	21%	16%	31%	24%	22%

Net assets end of year (000’s) omitted	$110,092	$139,603	$193,335	$378,849	$417,148

25

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class I	2017#	2016	2015	2014[1]	2013[2]

Net Asset Value, Beginning of Year	$21.46	$21.43	$28.62	$29.76	$21.84

Income (loss) from Investment Operations:

Net investment income[3,4]	0.01	0.06 [6]	0.08	0.03 [7]	0.06

Net realized and unrealized gain (loss) on investments	4.74	2.45	(5.09)	2.58	8.80

Total income (loss) from investment operations	4.75	2.51	(5.01)	2.61	8.86

Less Distributions to Shareholders from:

Net investment income	(0.05)	(0.11)	(0.01)	(0.01)	(0.16)

Net realized gain on investments	—	(2.37)	(2.17)	(3.74)	(0.78)

Total distributions to shareholders	(0.05)	(2.48)	(2.18)	(3.75)	(0.94)

Net Asset Value, End of Year	$26.16	$21.46	$21.43	$28.62	$29.76

Total Return[4]	22.19%	13.23%	(18.73)%	8.80%	41.81%

Ratio of net expenses to average net assets[8]	0.96%	0.95%	0.94%	0.95%	0.97%

Ratio of gross expenses to average net assets[9]	0.96%	0.96%	0.95%	0.95%	0.97%

Ratio of net investment income to average net assets[4]	0.06%	0.27%	0.29%	0.09%	0.24%

Portfolio turnover	21%	16%	31%	24%	22%

Net assets end of year (000’s) omitted	$250,213	$210,363	$281,778	$426,650	$357,624

#	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[1]	At the start of business on March 31, 2014, the Fund was reorganized into a fund of the AMG Funds.
[2]	Audited by previous independent registered public accounting firm.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Amount is less than $0.01 or $(0.01) per share.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.01) and $0.05 for Class N and Class I shares, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.07) and $0.00 for Class N and Class I shares, respectively.
[8]	Includes reduction from broker recapture amounting to 0.00%, 0.01% and 0.01% for the fiscal years ended 2017, 2016 and 2015, respectively.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

26

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class N	2017#	2016	2015	2014[1]	2013[2]

Net Asset Value, Beginning of Year	$12.63	$11.77	$13.89	$13.05	$10.09

Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	0.01	0.03	0.03	0.00 [5,6]	(0.01)

Net realized and unrealized gain (loss) on investments	1.47	1.33	(1.83)	1.10	3.86

Total income (loss) from investment operations	1.48	1.36	(1.80)	1.10	3.85

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.02)	—	(0.01)	(0.07)

Net realized gain on investments	—	(0.48)	(0.32)	(0.25)	(0.82)

Total distributions to shareholders	(0.02)	(0.50)	(0.32)	(0.26)	(0.89)

Net Asset Value, End of Year	$14.09	$12.63	$11.77	$13.89	$13.05

Total Return[4]	11.71%	12.13%	(13.20)%	8.56%	40.83%

Ratio of net expenses to average net assets[7]	1.20%	1.20%	1.18%	1.31%[8]	1.30%

Ratio of gross expenses to average net assets[9]	1.20%	1.20%	1.20%	1.32%	1.55%

Ratio of net investment income (loss) to average to net assets[4]	0.08%	0.23%	0.25%	(0.04)%	(0.04)%

Portfolio turnover	18%	16%	22%	20%	25%

Net assets end of year (000’s) omitted	$31,038	$45,902	$50,529	$87,858	$22,653

27

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class I	2017#	2016	2015	2014[1]	2013[2]

Net Asset Value, Beginning of Year	$12.67	$11.83	$13.94	$13.08	$10.11

Income (loss) from Investment Operations:

Net investment income[3,4]	0.04	0.06	0.07	0.03 [6]	0.02

Net realized and unrealized gain (loss) on investments	1.48	1.34	(1.85)	1.11	3.85

Total income (loss) from investment operations	1.52	1.40	(1.78)	1.14	3.87

Less Distributions to Shareholders from:

Net investment income	(0.05)	(0.08)	(0.01)	(0.03)	(0.08)

Net realized gain on investments	—	(0.48)	(0.32)	(0.25)	(0.82)

Total distributions to shareholders	(0.05)	(0.56)	(0.33)	(0.28)	(0.90)

Net Asset Value, End of Year	$14.14	$12.67	$11.83	$13.94	$13.08

Total Return[4]	12.02%	12.42%	(12.98)%	8.85%	41.02%

Ratio of net expenses to average net assets[7]	0.95%	0.95%	0.93%	1.06%[8]	1.05%

Ratio of gross expenses to average net assets[9]	0.95%	0.95%	0.95%	1.07%	1.30%

Ratio of net investment income to average net assets[4]	0.33%	0.49%	0.53%	0.21%	0.21%

Portfolio turnover	18%	16%	22%	20%	25%

Net assets end of year (000’s) omitted	$770,603	$676,962	$715,376	$620,300	$209,419

28

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class C	2017	2016	2015	2014[1]	2013[2]

Net Asset Value, Beginning of Year	$12.29	$11.51	$13.69	$12.95	$10.08

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.09)	(0.06)	(0.06)	(0.11)[6]	(0.09)

Net realized and unrealized gain (loss) on investments	1.43	1.31	(1.80)	1.10	3.83

Total income (loss) from investment operations	1.34	1.25	(1.86)	0.99	3.74

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	(0.05)

Net realized gain on investments	—	(0.47)	(0.32)	(0.25)	(0.82)

Total distributions to shareholders	—	(0.47)	(0.32)	(0.25)	(0.87)

Net Asset Value, End of Year	$13.63	$12.29	$11.51	$13.69	$12.95

Total Return[4]	10.90%	11.33%	(13.88)%	7.73%	39.67%

Ratio of net expenses to average net assets[7]	1.95%	1.95%	1.93%	2.06%[8]	2.05%

Ratio of gross expenses to average net assets[9]	1.95%	1.95%	1.95%	2.07%	2.30%

Ratio of net investment loss to average to net assets[4]	(0.67)%	(0.52)%	(0.46)%	(0.79)%	(0.79)%

Portfolio turnover	18%	16%	22%	20%	25%

Net assets end of year (000’s) omitted	$35,399	$39,599	$38,288	$23,321	$6,072

#	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[1]	At the start of business on March 31, 2014, the Fund was reorganized into a fund of the AMG Funds.
[2]	Audited by previous independent registered public accounting firm.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Amount is less than $0.01 or $(0.01) per share.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.03), $0.01, and $(0.13) for Class N, Class I and Class C shares, respectively.
[7]	Includes reduction from broker recapture amounting to 0.00%, 0.00%, 0.02%, 0.01%, and 0.25% for the years ended 2017, 2016, 2015, 2014, and 2013, respectively.
[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

29

AMG SouthernSun Global Opportunities Fund
Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended September 30,	For the period ended September 30,

Class N	2017#	2016*

Net Asset Value, Beginning of Period	$9.82	$10.00

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	1.83	(0.16)

Total income (loss) from investment operations	1.80	(0.18)

Net Asset Value, End of Period	$11.62	$9.82

Total Return[2]	18.33%	(1.80)%[3]

Ratio of net expenses to average net assets	1.70%	1.55%[4]

Ratio of gross expenses to average net assets[5]	8.04%	12.81%[4,6]

Ratio of net investment loss to average to net assets[2]	(0.25)%	(0.70)%[4]

Portfolio turnover	32%	0%[3]

Net assets end of period (000’s) omitted	$34	$20

30

AMG SouthernSun Global Opportunities Fund
Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended September 30,	For the period ended September 30,

Class I	2017#	2016*

Net Asset Value, Beginning of Period	$9.82	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.01	(0.01)

Net realized and unrealized gain (loss) on investments	1.84	(0.17)

Total income (loss) from investment operations	1.85	(0.18)

Net Asset Value, End of Period	$11.67	$9.82

Total Return[2]	18.84%	(1.80)%[3]

Ratio of net expenses to average net assets	1.34%	1.30%[4]

Ratio of gross expenses to average net assets[5]	7.67%	12.56%[4,6]

Ratio of net investment income (loss) to average to net assets[2]	0.12%	(0.47)%[4]

Portfolio turnover	32%	0%[3]

Net assets end of period (000’s) omitted	$2,921	$1,324

#	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
*	Commencement of operations was on July 12, 2016.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Ratio does not reflect the annualization of audit and organization expenses.

31

Notes to Financial Statements
September 30, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG SouthernSun Small Cap Fund (“Small Cap”), AMG SouthernSun U.S. Equity Fund (“U.S. Equity”) and AMG SouthernSun Global Opportunities Fund (“Global Opportunities”), each a “Fund” and collectively, the “Funds.”

The Global Opportunities Fund has an inception date of July 11, 2016. The Fund’s commencement of operations was on July 12, 2016.

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Both Small Cap and Global Opportunities previously offered Investor Class shares and Institutional Class shares which were renamed to Class N and Class I, respectively. U.S. Equity previously offered Investor Class shares and Institutional Class shares, which were renamed to Class N and Class I, respectively, and offers Class C shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds are non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed

32

Notes to Financial Statements (continued)

based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended September 30, 2017, the impact on the expense ratios, if any, were as follows: Small Cap and U.S. Equity - $4,015 and - $10,023, respectively, which were less than 0.01% of average net assets.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to gain/losses on foreign currency. Temporary differences are due to wash sales and differences between book and tax treatment of losses for excise tax purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	Small Cap		U.S. Equity		Global Opportunities

Distributions paid from:	2017	2016	2017	2016	2017	2016

Ordinary income	$467,281	$1,189,507	$2,758,392	$4,253,482	—	—

Short term capital gains	—	—	—	—	—	—

Long term capital gains	—	40,954,465	—	29,942,600	—	—

	$467,281	$42,143,972	$2,758,392	$34,196,082	—	—

33

Notes to Financial Statements (continued)

As of September 30, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Small Cap	U.S. Equity	Global Opportunities

Capital loss carryforward	$24,162,895	$46,914,531	—

Undistributed ordinary income	—	1,443,860	$72

Undistributed short-term capital gains	—	—	—

Undistributed long-term capital gains	—	—	10,526

Late-year loss deferral	150,471	—	—

At September 30, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Small Cap	$298,116,501	$89,427,201	$(9,102,057)	$80,325,144

U.S. Equity	834,322,700	131,608,111	(41,732,142)	89,875,969

Global Opportunities	2,881,990	431,842	(42,759)	389,083

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term

Small Cap	$19,729,860	$4,433,035

U.S. Equity	4,348,638	42,565,893

Global Opportunities	—	—

For the fiscal year ended September 30, 2017, the following Funds utilized capital loss carryovers in the amount of:

Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term

Small Cap	$3,490,046	—

U.S. Equity	—	—

Global Opportunities	—	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended September 30, 2017, Small Cap and U.S. Equity had redemption fees amounting to $5,827, and $24,107, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

34

Notes to Financial Statements (continued)

For the fiscal years ended September 30, 2017 and September 30, 2016, the capital stock transactions by class for the Funds were as follows:

	Small Cap				U.S. Equity

	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	321,918	$7,360,246	450,688	$8,976,408	307,723	$4,050,262	681,001	$8,043,561

Reinvestment of distributions	—	—	989,316	18,510,099	4,197	55,736	168,556	1,897,943

Cost of shares repurchased	(2,650,674)	(61,313,223)	(4,007,303)	(80,397,372)	(1,743,445)	(23,266,290)	(1,509,675)	(17,947,253)

Net decrease	(2,328,756)	$(53,952,977)	(2,567,299)	$(52,910,865)	(1,431,525)	$(19,160,292)	(660,118)	$(8,005,749)

Class I:

Proceeds from sale of shares	2,916,810	$68,573,990	1,738,529	$35,288,394	18,527,385	$247,730,512	14,796,609	$176,111,920

Reinvestment of distributions	17,262	394,250	1,034,539	19,604,513	179,064	2,381,553	2,374,991	26,789,897

Cost of shares repurchased	(3,171,343)	(71,761,881)	(6,118,377)	(128,054,777)	(17,617,525)	(235,837,433)	(24,223,913)	(284,933,443)

Net increase (decrease)	(237,271)	$(2,793,641)	(3,345,309)	$(73,161,870)	1,088,924	$14,274,632	(7,052,313)	$(82,031,626)

Class C:

Proceeds from sale of shares	—	—	—	—	163,541	$2,082,551	424,741	$5,001,811

Reinvestment of distributions	—	—	—	—	—	—	140,544	1,548,792

Cost of shares repurchased	—	—	—	—	(787,345)	(10,174,794)	(669,589)	(7,796,393)

Net decrease	—	—	—	—	(623,804)	$(8,092,243)	(104,304)	$(1,245,790)

	Global Opportunities*

	September 30, 2017		September 30, 2016

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	4,366	$43,514	2,008	$19,960

Cost of shares repurchased	(3,480)	(36,565)	—	—

Net increase	886	$6,949	2,008	$19,960

Class I:

Proceeds from sale of shares	152,387	$1,568,977	134,858	$1,348,579

Cost of shares repurchased	(36,853)	(386,765)	(10)	(100)

Net increase	115,534	$1,182,212	134,848	$13,348,479

* Commencement of operations was on July 12, 2016.

At September 30, 2017 certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - two own 55%, U.S. Equity - three own 68% and Global Opportunities - four own 88%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the

35

Notes to Financial Statements (continued)

seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2017, the market value of Repurchase Agreements outstanding for Small Cap, U.S. Equity and Global Opportunities were $15,638,801, $80,497,491 and $24,125, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holding of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Global Opportunities Fund in the amount of $112,511. The organizational cost were charged to expense as incurred. The offering costs were paid by the Fund and fully amortized over a 12 month period, beginning with the commencement of operations.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by SouthernSun Asset Management, LLC (“SouthernSun”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in SouthernSun.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.75%

U.S. Equity	0.75%

Global Opportunities	0.90%

Prior to October 1, 2016, the annual rate for the investment management fees was be 0.85%, 0.85%, and 1.00% of each Fund’s average daily net assets for Small Cap, U.S. Equity, and Global Opportunities, respectively.

The Investment Manager has contractually agreed, through at least January 31, 2018 for Small Cap and U.S. Equity, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses). The Investment Manager has also contractually agreed, through at least February 1, 2018 for Global Opportunities, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses and extraordinary expenses). The percentages of the Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances are as follow:

	Small Cap	U.S. Equity	Global Opportunities*

Class N	1.50%	1.34%	1.30%

Class I	1.25%	1.09%	1.30%

Class C	n/a	2.09%	n/a

*	The Global Opportunities expense cap is based off fund level average net assets.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At September 30, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Global Opportunities

Less than 1 year	—

Within 2 years	$56,842

Within 3 years	145,901

Total Amount Subject to Recoupment	$202,743

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration

36

Notes to Financial Statements (continued)

and shareholder services to each Fund, as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, each Fund paid an administration fee under a similar contract at an annual rate of 0.05% of each Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N and Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares and 1.00% annually of the average daily net assets attributable to U.S Equity Class C shares. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class C or Class N shares of U.S. Equity and Class N shares of Small Cap and Global Opportunities for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For the Class N and Class I of Global Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, any trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended September 30, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Global Opportunities

Class N	0.15%	0.15%

Class I	0.15%	0.04%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2017, Small Cap lent a maximum of $2,158,700 for 15 days earning interest of $661 and U.S. Equity lent a maximum of $23,366,111 for 24 days earning interest of $8,752. The interest income amount is included in the Statement of Operations as interest income. At September 30, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government Obligations) for the fiscal year ended September 30, 2017, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$67,724,552	$129,684,308

U.S. Equity	155,588,211	134,654,666

Global Opportunities	1,815,092	612,018

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account

37

Notes to Financial Statements (continued)

managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At September 30, 2017, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received

Small Cap	$15,185,679	$15,638,801

U.S. Equity	78,907,563	80,497,491

Global Opportunities	23,646	24,125

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Small Cap

Citigroup Global Markets, Inc.	$3,714,394	$3,714,394	—	—

Daiwa Capital Markets America	3,714,394	3,714,394	—	—

Nomura Securities International, Inc.	3,714,394	3,714,394	—	—

Royal Bank of Scotland PLC	1,604,700	1,604,700	—	—

State of Wisconsin Investment Board	2,890,919	2,890,919	—	—

Totals	$15,638,801	$15,638,801	—	—

U.S. Equity

Citigroup Global Markets, Inc.	$19,118,727	$19,118,727	—	—

Daiwa Capital Markets America	19,118,727	19,118,727	—	—

Nomura Securities International, Inc.	19,118,727	19,118,727	—	—

Royal Bank of Scotland PLC	8,259,967	8,259,967	—	—

State of Wisconsin Investment Board	14,881,343	14,881,343	—	—

Totals	$80,497,491	$80,497,491	—	—

Global Opportunities

Citibank N.A.	$24,125	$24,125	—	—

38

Notes to Financial Statements (continued)

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016/2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund each hereby designates $0, $0, and $0, respectively, as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

39

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG SOUTHERNSUN SMALL CAP FUND, AMG SOUTHERNSUN U.S. EQUITY FUND AND AMG SOUTHERNSUN GLOBAL OPPORTUNITIES FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund (the “Funds”) as of September 30, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the periods ended prior to September 30, 2014 were audited by another independent registered public accounting firm whose report dated November 25, 2013 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2017

40

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 61 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
• Trustee since 1999 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Independent Chairman • Trustee since 1999 • Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).
• Trustee since 2004 • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

.
41

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 63 Funds in Fund Complex

Christine C. Carsman, 65

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 51

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

• Controller since 2017

Christopher R. Townsend, 50

Head of Business Finance, AMG Funds LLC (2015-Present); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

42

AMG Funds
Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Marc J. Peirce, 55

Director, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

43

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 28-29, 2017, the Board of Trustees (the “Board” or the “Trustees”),and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreement”).The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreement, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 28-29, 2017, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund

44

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG SouthernSun Small Cap Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance relative to the Fund Benchmark and its Peer Group and any actions being taken to address such performance. The Trustees also noted that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG SouthernSun U.S. Equity Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2017 and for the period from the Fund’s inception on April 10, 2012 through March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2500® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the enterprise and entrepreneurial risks undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made from the Subadviser to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a

Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadviser from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG SouthernSun Small Cap Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through January 31, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.50% for Class N shares and 1.25% for Class I shares. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

45

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

With respect to AMG SouthernSun U.S. Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through January 31, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.34% for Class N shares, 1.09% for Class I shares and 2.09% for Class C shares. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the

Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*        *        *        *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadviser has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 28-29, 2017, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

46

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

SouthernSun Asset Management, LLC

6070 Poplar Avenue

Suite 300

Memphis, TN 38119

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	49

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

.

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

093017	AR076	amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG SouthernSun Small Cap Fund	$26,229	$30,638
AMG SouthernSun U.S. Equity Fund	$30,764	$31,857
AMG SouthernSun Global Opportunities Fund	$21,688	$18,750

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG SouthernSun Small Cap Fund	$7,369	$7,369
AMG SouthernSun U.S. Equity Fund	$7,369	$7,369
AMG SouthernSun Global Opportunities Fund	$7,412	$6,177

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2017 and $0 for fiscal 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)	(1)According to policies adopted by the Audit Committee, service provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $101,575 and $53,315, respectively. For the fiscal year ended September 30, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $79,425 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: December 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: December 4, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: December 4, 2017